UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 21, 2025

Mercedes-Benz Auto Lease Trust 2025-A
(Exact name of Issuing Entity as specified in its charter)
Central Index Key Number of Issuing Entity:  0002064615

Mercedes-Benz Trust Leasing LLC
(Exact name of Depositor as specified in its charter)
Central Index Key Number of Depositor:  0001537805

Mercedes-Benz Financial Services USA LLC
(Exact name of Sponsor as specified in its charter)
Central Index Key Number of Sponsor:  0001540252

State of Delaware	333-265682-05	33-6958467
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35555 W. Twelve Mile Road, Suite 100 Farmington Hills, Michigan	48331
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (248) 991-6700
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 8.01.	Other Events.

In connection with the issuance of Asset Backed Notes (the “Notes”) by Mercedes-Benz Auto Lease Trust 2025-A (the “Issuer”) on May 21, 2025, Mercedes-Benz Trust Leasing LLC (“Mercedes-Benz Trust Leasing”), the Issuer and/or Mercedes-Benz Vehicle Trust (the “Titling Trust”) have entered into the agreements listed below in Item 9.01 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a)   Not applicable.

(b)   Not applicable.

(c)   Not applicable.

(d)   Exhibits:

4.1	Indenture, dated as of May 1, 2025, between the Issuer and U.S. Bank Trust Company, National Association, as indenture trustee (the “Indenture Trustee”).

4.2	Amended and Restated Trust Agreement, dated as of May 1, 2025, between Mercedes-Benz Trust Leasing and Wilmington Trust, National Association, as owner trustee.

4.4
2025-A Exchange Note Supplement, dated as of May 1, 2025, among the Titling Trust, as borrower, U.S. Bank Trust National Association, as administrative agent, Collateral Title Co., as collateral agent (the “Collateral Agent”), MBFS USA, as lender and as servicer, and the Indenture Trustee.

10.1	First-Tier Sale Agreement, dated as of May 1, 2025, between MBFS USA, as seller, and Mercedes-Benz Trust Leasing, as purchaser.

10.2	Second-Tier Sale Agreement, dated as of May 1, 2025, between Mercedes-Benz Trust Leasing, as seller, and the Issuer, as purchaser.

10.4	2025-A Servicing Supplement, dated as of May 1, 2025, among MBFS USA, as servicer and as lender, the Titling Trust and the Collateral Agent.

10.5	Asset Representations Review Agreement, dated as of May 1, 2025, among the Issuer, MBFS USA, as administrator and as servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer.

99.2
2025-A Collateral Account Control Agreement, dated as of May 1, 2025, between the Issuer, as initial secured party, U.S. Bank Trust Company, National Association, as assignee-secured party and U.S. Bank National Association, as securities intermediary.

99.3
Titling Trust Account Control Agreement, dated as of May 1, 2025, between the Titling Trust, as initial secured party, U.S. Bank Trust Company, National Association, as assignee-secured party and U.S. Bank National Association, as securities intermediary.

99.4	2025-A Administration Agreement, dated as of May 1, 2025, among the Issuer, MBFS USA, as administrator, and the Indenture Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCEDES-BENZ TRUST LEASING LLC, as Depositor

	By:	/s/ Steven C. Poling
Steven C. Poling
Assistant Secretary
Date: May 21, 2025